Household Consumer Loan Deposit Trust
Collateral Report

Number of Due Periods Since Inception                        37
Due Period                                            01-Oct-98
Distribution Date                                     13-Nov-98
Payment Date                                          16-Nov-98

*** Trust Portfolio Summary ***

Annualized Cash Yield                                    18.61%
Annualized Gross Losses                                 -10.19%
Annualized Portfolio Yield                                8.42%


Contractual Delinquency Status of Credit
Lines:    (Principal / Principal)
     30 -   59 days  ($)                            205519239.4
     30 -   59 days (%)                                   5.45%
     60 -   89 days ($)                             72031733.44
     60 -   89 days (%)                                   1.91%
     90 - 119 days ($)                               52330205.5
     90 - 119 days (%)                                    1.39%
   120 - 149 days ($)                               43189704.81
   120 - 149 days (%)                                     1.14%
   150 - 179 days ($)                               38032032.63
   150 - 179 days (%)                                     1.01%
   180 - 209 days ($)                               36091527.85
   180 - 209 days (%)                                     0.96%
   210 - 239 days ($)                               35817481.69
   210 - 239 days (%)                                     0.95%
   240 - 269 days ($)                               34545885.94
   240 - 269 days (%)                                     0.92%
   270 - 299 days ($)                               33175931.84
   270 - 299 days (%)                                     0.88%
            300+ days  ($)                           6455551.13
            300+ days (%)                                 0.17%


Additional Balances on Existing Credit Lines 49,133,042.35 (draws - principal only)
Principal Collections                            115,990,520.35
Defaulted Receivables                             32,895,486.07
Finance Charge  & Administrative Collections      58,618,470.04
Recoveries                                         1,440,756.00


Average Principal Balance                      3,873,735,838.45
Personal Homeowner Lines as % of Total                   28.90%
Principal



Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-1

No. of PMTs Since Issuance:                                  20
Distribution Date:                                    13-Nov-98
Payment Date:                                         16-Nov-98
Collection Period Beginning:                          01-Oct-98
Collection Period Ending:                             31-Oct-98
Note and Certificate Accrual Beginning:               15-Oct-98
Note and Certificate Accrual Ending:                  16-Nov-98

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation                7.94%
Invested Amount
OC Balance as % of Ending Participation                   8.17%
Invested Amount
OC Balance as % of Ending Participation                   7.71%
Invested Amount (3 month average)
Does Early Amortization Start Based on                     0.00
OC/Part. Invstd. Amt. Test
Is the MAP Over?                                           0.00
Is this the Early Amortization Period?                     0.00

Interest Allocation Percentage Calculation:
Numerator                                        606,857,595.16
Denominator - Component (x) - Aggregate        3,873,735,838.45
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate        3,814,341,919.67
Numerators
Applicable Interest Allocation Percentage                15.67%

Principal Allocation Percentage Calculation:
Numerator                                        606,857,595.16
Denominator - Component (x) - Aggregate        3,873,735,838.45
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate        3,822,187,074.33
Numerators
Applicable Principal Allocation Percentage               15.67%

Default Allocation Percentage Calculation:
Numerator                                        606,857,595.16
Denominator - Component (x) - Aggregate        3,873,735,838.45
Receivables & Partc. Interest
Denominator - Component (y) - Aggregate        3,814,341,919.67
Numerators
Default Allocation Percentage (Floating                  15.67%
Allocation Percentage)

Minimum Principal Amount Calculation:
2.2% of Participation Invested Amount             13,350,867.09
Series Participation Interest Default Amount       5,153,391.04
(Sec. 4.11 (a)(iii))
Excess of (i) 2.2% of Part. Inv. Amt.  over        8,197,476.05
(ii) Series Part. Interest Default Amount
Minimum Principal Amount                           8,197,476.05

Investor Principal Collections                    10,473,860.38
Investor Finance Charge and Admin.                 9,408,849.49
Collections (4.11a)
Investor Allocated Defaulted Amounts               5,153,391.04

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal         606,857,595.16
Balance
Beginning Participation Invested Amount          606,857,595.16
Ending Participation Unpaid Principal Balance    591,230,343.74
Ending Participation Invested Amount             591,230,343.74

Beginning Participation Unpaid Principal           3,413,573.97
Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts        2,813,220.12
Due Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 75bps per            126,428.67
annum prior to 4/98, 25bps per annum
thereafter
Participation Interest Distribution Amount         3,413,573.97

Application of Investor Finance Charges &
Administrative Collections:
Investor Finance Charge and Admin.                 9,408,849.49
Collections (4.11a)
Servicing Fee if HFC is not the Servicer                   0.00
(Sec. 4.11 (a)(i)
Series Participation Interest  Monthly             3,413,573.97
Interest (Sec. 4.11 (a)(ii))
Series Participation Interest Default Amount       5,153,391.04
(Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest                   0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec.           841,884.48
4.11 (a)(v))
Excess (Sec. 4.11 (a)(vi))                               (0.00)

Reconciliation Check                                       0.00

Series Participation Interest Monthly             15,627,251.42
Principal

Beginning Unreimbursed Participation Interest              0.00
Charge-Offs
Series Participation Interest Charge-Offs                  0.00
(Sec. 4.12 (a))
Reimbursed  Series Particpation Interest                   0.00
Charge-Offs (Sec. 4.11 (a)(iv))
Ending Unreimbursed Participation Interest                 0.00
Charge-Offs

Available Investor Principal Collections          15,627,251.42
Participation Interest Distribution Amount         3,413,573.97
Series Participation Interest Charge-Offs                  0.00

OWNER TRUST CALCULATIONS                                   0.00
Note Interest and Certificate Yield Amounts        2,813,220.12
Due Pursuant to Sec. 3.05 (a)(i)
Excess Interest                                      600,353.85
Beginning Net Charge-Offs                                  0.00
Reversals                                                  0.00

+Available Investor Principal Collections         15,627,251.42
+Series Participation Interest Charge Offs                 0.00
+ Lesser of Excess Interest and Carryover                  0.00
Charge Offs

Optimum Monthly Principal                         15,627,251.42
Are the Notes Retired ?                                    0.00
Accelerated Principal Payment                        126,428.67

Beginning Class A-1 Security Balance             369,077,573.60
Beginning Class A-2 Security Balance              48,000,000.00
Beginning Class A-3 Security Balance              62,400,000.00
Beginning Class B Security Balance                45,600,000.00
Beginning Certificate Security Balance            33,600,000.00
Beginning Overcollateralization Amount plus       48,306,450.23
APP
Beginning Class A-1 Adjusted Balance             369,077,573.60
Beginning Class A-2 Adjusted Balance              48,000,000.00
Beginning Class A-3 Adjusted Balance              62,400,000.00
Beginning Class B Adjusted Balance                45,600,000.00
Beginning Certficate Adjusted Balance             33,600,000.00
Beginning Overcollateralization Amount plus       48,306,450.23
APP
Class A-1 Balance After Payment pursuant to 353,450,322.18 clause in Sec 3.05 (a)(ii)(a)
Class A-2 Balance After Payment pursuant to       48,000,000.00
clause in Sec 3.05 (a)(ii)(b)
Class A-3 Balance After Payment pursuant to       62,400,000.00
clause in Sec 3.05 (a)(ii)(c)
Class B Balance After Payment pursuant to         45,600,000.00
clause in Sec 3.05 (a)(ii)(d)
Certificate Balance After Payment pursuant to 33,600,000.00 clause in Sec. 3.05(a)(iii)
Class A-2 Minimum Adjusted Principal Balance      16,000,000.00
Class A-3 Minimum Adjusted Principal Balance      20,800,000.00
Class B Minimum Adjusted Principal Balance        15,200,000.00
Certificate Minimum Adjusted Principal            11,200,000.00
Balance
Minimum Overcollateralization Amount              13,600,000.00
Certificate Minimum Balance Target                 5,972,017.70
Scheduled Certificate Payment to Certificate      27,627,982.30
Minimum Balance Target
Class A-1 Targeted Balance                       307,439,778.74
Class A-2 Targeted Balance                        13,112,490.94
Class A-3 Targeted Balance                        41,972,435.63
Class B Targeted Balance                          35,739,318.28
Certificate Targeted Balance                      31,525,442.35
Class A-1:  Payment Required to get to Target     61,637,794.85
Class A-2: Payment Required to get to Target 32,000,000.00 or Minimum Adjusted Balance
Class A-3: Payment Required to get to Target 20,427,564.37 or Minimum Adjusted Balance
Class B: Payment Required to get to Target or 9,860,681.72 Minimum Adjusted Balance
Certificate: Payment Required to get to            2,074,557.65
Target or Minimum Adjusted Balance
OC: Payment to get to Minimum                     34,706,450.23
Overcollateralization Amount

Section 3.05 Payment of Principal and                      0.00
Interest;  Defaulted Interest

Pay Certificate Yield in step (ii) (1= Yes)                1.00
Remittances on the Participation                  19,040,825.39

Interest and Yield
(i)    Pay Class A-1 Interest Distribution -       1,815,399.08
Sec. 3.05 (a)(i)(a)
        Pay Class A-2 Interest Distribution -        241,433.17
Sec. 3.05 (a)(i)(b)
        Pay Class A-3 Interest Distribution -        319,409.79
Sec. 3.05 (a)(i)(c)
        Pay Class B Interest Distribution -          245,574.85
Sec. 3.05 (a)(i)(d)
        Pay Certificates the Certificate             191,403.22
Yield - Sec. 3.05 (a)(i)(e)

Principal up to Optimum Monthly Principal
(ii)   Pay Class A-1 to Targeted Principal        15,627,251.42
Balance - Sec. 3.05 (a)(ii)(a)
        Pay Class A-2 to Targeted Principal                0.00
Balance - Sec. 3.05 (a)(ii)(b)
        Pay Class A-3 to Targeted Principal                0.00
Balance - Sec. 3.05 (a)(ii)(c)
        Pay Class B to Targeted Principal                  0.00
Balance - Sec. 3.05 (a)(ii)(d)

        ONLY Pay CertificateYield if not paid              0.00
pursuant to Sec. 3.05 (a)(i)(e) - Sec. 3.05
(a)(vii)

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal              0.00
Balance - Sec. 3.05 (a)(iii)
(iv)  Pay OC Remaining Optimal Monthly                     0.00
Principal Amount - Sec. 3.05 (a)(iv)

Principal up to the Accelerated Principal
Payment Amount
(v)   Pay Class A-1 to Targeted Principal            126,428.67
Balance - Sec. 3.05 (a)(v)(a)
        Pay Class A-2 to Targeted Principal                0.00
Balance - Sec. 3.05 (a)(v)(b)
        Pay Class A-3 to Targeted Principal                0.00
Balance - Sec. 3.05 (a)(v)(c)
        Pay Class B to Targeted Principal                  0.00
Balance - Sec. 3.05 (a)(v)(d)
        Pay Class A-1 to zero - Sec. 3.05                  0.00
(a)(v)(e)
        Pay Class A-2 to zero - Sec. 3.05                  0.00
(a)(v)(f)
        Pay Class A-3 to zero - Sec. 3.05                  0.00
(a)(v)(g)
        Pay Class B to zero - Sec. 3.05                    0.00
(a)(v)(h)

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05                    0.00
(a)(vi)(a)
        Pay Class A-2 to zero - Sec. 3.05                  0.00
(a)(vi)(b)
        Pay Class A-3 to zero - Sec. 3.05                  0.00
(a)(vi)(c)
        Pay Class B to zero - Sec. 3.05                    0.00
(a)(vi)(d)
        Pay Certificates up to Certificate                 0.00
Min. Bal. or zero - Sec. 3.05 (a)(vi)(e)
        Pay HCLC Optimum Monthly Principal                 0.00
provided OC > zero - Sec. 3.05 (a)(vi)(f)

(vii)  Remaining Amounts to HCLC - Sec. 3.05         473,925.18
(a)(vii)

Total Reconciliation Check                                 0.00
(should equal $0.00)
Accelerated Principal Reconciliation                       0.00
(should equal $0.00)
Optimum Monthly Principal Reconciliation                   0.00
(should equal charge-offs)

BOND SUMMARY:
Beginning Class A-1 Note Security Balance        369,077,573.60
Beginning Class A-2 Note Security Balance         48,000,000.00
Beginning Class A-3 Note Security Balance         62,400,000.00
Beginning Class B     Note Security Balance       45,600,000.00
Beginning Certificate Security Balance            33,600,000.00
Beginning Overcollateralization Amount            48,180,021.56
Beginning Class A-1 Adjusted Balance             369,077,573.60
Beginning Class A-2 Adjusted Balance              48,000,000.00
Beginning Class A-3 Adjusted Balance              62,400,000.00
Beginning Class B    Adjusted Balance             45,600,000.00
Beginning Certficate  Adjusted Balance            33,600,000.00
Beginning Overcollateralization Amount            48,180,021.56
Ending Class A-1 Note Security Balance           353,323,893.51
Ending Class A-2 Note Security Balance            48,000,000.00
Ending Class A-3 Note Security Balance            62,400,000.00
Ending Class B    Note Security Balance           45,600,000.00
Ending Certificate Security Balance               33,600,000.00
Ending Overcollateralization Amount               48,306,450.23
Ending Class A-1 Adjusted Balance                353,323,893.51
Ending Class A-2 Adjusted Balance                 48,000,000.00
Ending Class A-3 Adjusted Balance                 62,400,000.00
Ending Class B    Adjusted Balance                45,600,000.00
Ending Certficate  Adjusted Balance               33,600,000.00
Ending Overcollateralization Amount               48,306,450.23
Class A-1 Note Rate Capped at 12.5%                   5.533590%
Class A-2 Note Rate Capped at 14.0%                   5.658590%
Class A-3 Note Rate Capped at 14.0%                   5.758590%
Class B    Note Rate Capped at 14.0%                  6.058590%
Certificate Rate Capped at 15.0%                      6.408590%
Class A-1 Interest Due                             1,815,399.08
Class A-2 Interest Due                               241,433.17
Class A-3 Interest Due                               319,409.79
Class B Interest Due                                 245,574.85
Certificate Yield  Due                               191,403.22
Class A-1 Interest Paid                            1,815,399.08
Class A-2 Interest Paid                              241,433.17
Class A-3 Interest Paid                              319,409.79
Class B Interest Paid                                245,574.85
Certificate Yield Paid                               191,403.22
Class A-1 Unpaid Interest                                  0.00
Class A-2 Unpaid Interest                                  0.00
Class A-3 Unpaid Interest                                  0.00
Class B     Unpaid Interest                                0.00
Certificate Unpaid Yield                                   0.00
Class A-1 Principal Paid                          15,753,680.09
Class A-2 Principal Paid                                   0.00
Class A-3 Principal Paid                                   0.00
Class B    Principal Paid                                  0.00
Certificate    Principal Paid                              0.00
OC           Principal Paid                                0.00
Beginning Class A-1 Net Charge-Off                         0.00
Beginning Class A-2 Net Charge-Off                         0.00
Beginning Class A-3 Net Charge-Off                         0.00
Beginning Class B    Net Charge-Off                        0.00
Beginning Certificate Net Charge-Off                       0.00
Beginning OC Net Charge-Off                                0.00
Reversals Allocated to Class A-1                           0.00
Reversals Allocated to Class A-2                           0.00
Reversals Allocated to Class A-3                           0.00
Reversals Allocated to Class B                             0.00
Reversals Allocated to Certificates                        0.00
Reversals Allocated to OC  plus Acclerated           126,428.67
Principal Payments
 Total Charge-Offs:                                        0.00
Charge-Offs Allocated to Class A-1                         0.00
Charge-Offs Allocated to Class A-2                         0.00
Charge-Offs Allocated to Class A-3                         0.00
Charge-Offs Allocated to Class B                           0.00
Charge-Offs Allocated to Certificates                      0.00
Charge-Offs Allocated to OC                                0.00
Ending Class A-1 Net Charge-Off                            0.00
Ending Class A-2 Net Charge-Off                            0.00
Ending Class A-3 Net Charge-Off                            0.00
Ending Class B     Net Charge-Off                          0.00
Ending Certificate Net Charge-Off                          0.00
Ending OC Net Charge-Off                                   0.00
Bond Balance Reconciliation    (should equal             (0.00)
$0.00)

Certificate Balance/Participation Invested               5.537%
Amount (Beginning of Month)

Designated Certificate / Certificate Security            1.000%
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month         336,000.00
Principal Payments in Respect of  Designated               0.00
Certificate (Sec. 3.05 (vi) & (vii))
Designated Certificate  - End of Month               336,000.00
Yield Payments in Respect of Designated                1,914.03
Certificate (Sec. 3.05 (a)(i)(e))

Designated Certificateholder Accelerated           7,380,021.56
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))        126,428.67
Payments to Holder of Designated Certificate               0.00
in respect to Acc. Prin. (Sec. 3.05 (vi)(f) &
(vii))
Designated Certificateholder Accelerated           7,506,450.23
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount      40,800,000.00
(Beginning of Month)
Payments to Designated Certificates in                     0.00
Reduction of Holdback Amount (Sec. 3.05 (v) &
(ix))
Designated Certificateholder Holdback Amount      40,800,000.00
(End of Month)

Remaining Payments to Designated Certificates              0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))        473,925.18

Monthly Security  Report
Household Consumer Loan Trust 1997-1

Distribution Date                                     13-Nov-98
Payment Date:                                         16-Nov-98
Collection Period Beginning                           01-Oct-98
Collection Period Ending:                             31-Oct-98
Note and Certificate Accrual Beginning:               15-Oct-98
Note and Certificate Accrual Ending:                  16-Nov-98


Ending Pool Principal Balance                  3,774,205,678.59
Series 1997-1 Participation Invested Amount      591,230,343.74
Seller Amount                                     58,222,665.05
Remittances on the Participation                  19,040,825.39
Optimum Monthly Principal                         15,627,251.42
Accelerated Principal Payment                        126,428.67
Beginning Class A-1 Note Security Balance        369,077,573.60
Beginning Class A-2 Note Security Balance         48,000,000.00
Beginning Class A-3 Note Security Balance         62,400,000.00
Beginning Class B Note Security Balance           45,600,000.00
Beginning Certificate Security Balance            33,600,000.00
Beginning Overcollateralization Amount            48,180,021.56
Beginning Class A-1 Adjusted Balance             369,077,573.60
Beginning Class A-2 Adjusted Balance              48,000,000.00
Beginning Class A-3 Adjusted Balance              62,400,000.00
Beginning Class B Adjusted Balance                45,600,000.00
Beginning Certificate  Adjusted Balance           33,600,000.00
Beginning Overcollateralization Amount            48,180,021.56
Ending Class A-1 Note Security Balance           353,323,893.51
Ending Class A-2 Note Security Balance            48,000,000.00
Ending Class A-3 Note Security Balance            62,400,000.00
Ending Class B Note Security Balance              45,600,000.00
Ending Certificate Security Balance               33,600,000.00
Ending Overcollateralization Amount               48,306,450.23
Ending Class A-1 Adjusted Balance                353,323,893.51
Ending Class A-2 Adjusted Balance                 48,000,000.00
Ending Class A-3 Adjusted Balance                 62,400,000.00
Ending Class B Adjusted Balance                   45,600,000.00
Ending Certificate  Adjusted Balance              33,600,000.00
Ending Overcollateralization Amount               48,306,450.23
Class A-1 Note Rate Capped at 12.5%                   5.533590%
Class A-2 Note Rate Capped at 14.0%                   5.658590%
Class A-3 Note Rate Capped at 14.0%                   5.758590%
Class B    Note Rate Capped at 14.0%                  6.058590%
Certificate Rate Capped at 15.0%                      6.408590%
Class A-1 Interest Due                             1,815,399.08
Class A-2 Interest Due                               241,433.17
Class A-3 Interest Due                               319,409.79
Class B Interest Due                                 245,574.85
Certificate Yield  Due                               191,403.22
Class A-1 Interest Paid                            1,815,399.08
Class A-2 Interest Paid                              241,433.17
Class A-3 Interest Paid                              319,409.79
Class B Interest Paid                                245,574.85
Certificate Yield Paid                               191,403.22
Class A-1 Unpaid Interest                                  0.00
Class A-2 Unpaid Interest                                  0.00
Class A-3 Unpaid Interest                                  0.00
Class B Unpaid Interest                                    0.00
Cetificate Unpaid Yield                                    0.00
Class A-1 Principal Paid                          15,753,680.09
Class A-2 Principal Paid                                   0.00
Class A-3 Principal Paid                                   0.00
Class B Principal Paid                                     0.00
Certificate  Principal Paid                                0.00
OC Principal Paid                                          0.00
Beginning Class A-1 Net Charge-Off                         0.00
Beginning Class A-2 Net Charge-Off                         0.00
Beginning Class A-3 Net Charge-Off                         0.00
Beginning Class B Net Charge-Off                           0.00
Beginning Certificate Net Charge-Off                       0.00
Beginning OC Net Charge-Off                                0.00
Reversals Allocated to Class A-1                           0.00
Reversals Allocated to Class A-2                           0.00
Reversals Allocated to Class A-3                           0.00
Reversals Allocated to Class B                             0.00
Reversals Allocated to Certificates                        0.00
Reversals Allocated to OC  plus Acclerated           126,428.67
Principal Payments
 Total Charge-Offs:                                        0.00
Charge-Offs Allocated to Class A-1                         0.00
Charge-Offs Allocated to Class A-2                         0.00
Charge-Offs Allocated to Class A-3                         0.00
Charge-Offs Allocated to Class B                           0.00
Charge-Offs Allocated to Certificates                      0.00
Charge-Offs Allocated to OC                                0.00
Ending Class A-1 Net Charge-Off                            0.00
Ending Class A-2 Net Charge-Off                            0.00
Ending Class A-3 Net Charge-Off                            0.00
Ending Class B Net Charge-Off                              0.00
Ending Certificate Net Charge-Off                          0.00
Ending OC Net Charge-Off                                   0.00
Interest paid per $1,000 Class A-1                     2.488211
Principal paid per $1,000 Class A-1                   21.592215
Interest paid per $1,000 Class A-2                     5.029858
Principal paid per $1,000 Class A-2                    0.000000
Interest paid per $1,000 Class A-3                     5.118747
Principal paid per $1,000 Class A-3                    0.000000
Interest paid per $1,000 Class B                       5.385413
Principal paid per $1,000 Class B                      0.000000
Yield Paid per $1,000 Certificate                      5.696524
Principal Paid per $1,000 Certificate                  0.000000


Bloomberg Summary
Household Consumer Loan Trust 1997-1


Due Period                                               Oct-98
Monthly Payment Rate (including charge offs)              3.84%
Monthly Draw Rate                                         1.27%
Monthly Net Payment Rate                                  2.58%
Actual Payment Rate                                       2.58%

Annualized Cash Yield                                    18.61%
Annualized Gross Losses                                  10.19%
Annualized Portfolio Yield                                8.42%
Weighted Coupon                                           5.66%
Excess Servicing                                          2.76%


Ending Overcollateralization Percentage (3 mo             7.94%
avg)
Trigger Level                                             4.25%
Excess Overcollateralization                              3.69%


Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                             5.45%
      60-89 days (Del Stat 2)                             1.91%
      90+ days (Del Stat 3+)                              7.41%

Total Participation Balance (ending)             591,230,343.74